UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2022

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HEALTHTECH SOLUTIONS, INC./UT

(Exact name of registrant as specified in its charter)

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Utah	0-51012	84-2528660
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

181 Dante Avenue, Tuckahoe, New York 10707

(Address of Principal Executive Office) (Zip Code)

844-926-3399

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 21, 2022 Healthtech Solutions, Inc. (“HLTT”) and its subsidiaries, Healthtech Wound Care, Inc. (“HWC”), The Clia Lab, LLC (“TCL”), Cellsure L3C and Healthtech Management Services, Inc., entered into an Equity Exchange Agreement with World Reach Holdings, LLC (“WR Holdings”) and its affiliates, World Reach Health, LLC (“WRH”), World Reach Med, LLC (“WR Med”), Live For Today Ventures, LLC, Redi-Med Consulting, LLC, Jelena Olmstead (“Olmstead”) and James Pesoli (“Pesoli”). The Equity Exchange Agreement provides that, at a Closing to occur on or prior to January 27, 2022, HLTT will issue to the members of WR Holdings 23,715,673 shares of HLTT common stock and warrants to purchase 1,700,000 shares of HLTT common stock for $.25 per share, and will issue to WR Med, an affiliate of WR Holdings, warrants to purchase 530,769 shares of HLTT common stock for $.25 per share. In exchange for that HLTT equity, the members of WR Holdings will assign to HLTT fifty-one percent (51%) of the membership interest in WR Holdings and will enter into an amended operating agreement for WR Holdings with HLTT. WR Holdings is a holding company that owns all of the membership interest in WRH. WRH is engaged in the business of distributing healthcare-related products and services, and has served as the primary distributor for wound care products manufactured by or on behalf of HWC since August 2022. Olmstead and Pesoli are the principal managers of WR Holdings and WRH.

The Equity Exchange Agreement further provides that, on the Closing Date, the number of members of the HLTT Board of Directors will be increased to four, and that Pesoli will be appointed to serve as a member of the HLTT Board. In addition, on that date, HLTT will enter into Executive Employment Agreements with the following individuals:

Executive	Position with HLTT	Position with HLTT Subsidiary
Jelena Olmstead	Chief Executive Officer	--
Manuel E. Iglesias	President	Chief Financial Officer of WR Holdings and WRH
James Pesoli	Senior Vice President	Chief Executive Officer of WRH

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a	Equity Exchange Agreement dated December 21, 2022 among Healthtech Solutions, Inc., Healthtech Wound Care, Inc., The Clia Lab, LLC, Cellsure L3C, Healthtech Management Services, Inc., World Reach Health, LLC, World Reach Med, LLC, World Reach Holdings, LLC, Live For Today Ventures, LLC, Redi-Med Consulting, LLC, Jelena Olmstead and James Pesoli.
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Healthtech Solutions, Inc.

Date: December 22, 2022	By:	/s/ Manuel E. Iglesias Manuel E. Iglesias, President

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